UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2020

Regional Management Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-35477	57-0847115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

979 Batesville Road, Suite B

Greer, South Carolina 29651

(Address of principal executive offices) (zip code)

(864) 448-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.10 par value	RM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Consulting Agreement with Daniel J. Taggart

On April 13, 2020 (the “Effective Date”), Regional Management Corp. (the “Company”) entered into a Consulting Agreement (the “Consulting Agreement”) with Daniel J. Taggart, who previously served as the Company’s Executive Vice President and Chief Credit Risk Officer until February 2020. Pursuant to the Consulting Agreement, Mr. Taggart will provide consulting and advisory services, including but not limited to services related to credit risk matters (the “Services”), during the term of the Consulting Agreement ending on June 30, 2020 (unless extended upon the mutual agreement of the parties). During the term, Mr. Taggart is entitled to receive a consulting fee equal to $25,000 per calendar month, plus an additional amount of $300 per hour for each hour of Services that Mr. Taggart performs in excess of 85 hours in any calendar month. In addition, he is entitled to receive reimbursement for reasonable business expenses incurred in connection with those Services. Pursuant to Mr. Taggart’s former employment agreement with the Company, Mr. Taggart remains subject to customary restrictive covenants following his termination of employment.

The foregoing summary of the Consulting Agreement is not complete and is qualified in its entirety by reference to the full text of the Consulting Agreement, a copy of which is attached as Exhibit 10.1 to this Report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description of Exhibit

10.1	Consulting Agreement dated April 13, 2020 between Daniel J. Taggart and Regional Management Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regional Management Corp.

Date: April 15, 2020	By:	/s/ Robert W. Beck
Name: Robert W. Beck
Title: President and Chief Executive Officer

3